Derivative Liability	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liability
DERIVATIVE LIABILITY
Private Company Series AB Preferred Stock Warrants
On January 29, 2016, Valeritas, Inc. issued CRG warrants to acquire 16,000,000 shares of its Series AB Preferred Stock at an exercise price of $1.25 with term of one year from the date of issuance. The warrants were accounted as a derivative liability at fair value because the warrants represented a conditional obligation of the Company to repurchase its shares upon a deemed liquidation event. All shares of Valeritas' Series AB Preferred Stock were cancelled
In 2016, CRG exercised warrants to acquire 5,900,000 shares of Valeritas' Series AB Preferred Stock (which represents 175,938 shares of the Company's common stock post-merger) for gross proceeds of $7.4 million. The fair value of exercised warrants of $1.6 million was reclassified from derivative liability to additional paid in capital. On May 3, 2016, the Company cancelled any outstanding warrants to acquire shares of Valeritas' Series AB Preferred Stock. The remaining derivative liability balance of $3.0 million was reclassified from derivative liability to additional paid in capital upon cancellation of the unexercised warrants, and as such, this liability no longer exists.
Placement Agent Warrants
The Company also issued 10,390 warrants to acquire shares of its common stock to the placement agents in the private placement offering that was conducted as part of the 2016 Merger (the “PPO”). The warrants have a term of five years. The warrants are accounted for as a derivative liability at fair value as the warrant exercise price is subject to adjustment upon additional issuances of equity securities at a price per share lower than the exercise price of the warrants.
The fair value of the warrants at the date of issuance was $0.3 million. At December 31, 2017 and December 31, 2016, the fair value of the warrants was estimated to be $0.0 million and $0.2 million, respectively, based on the Black Scholes option pricing model. Key assumptions used to apply this model were as follows:

	May 3, 2016	December 31, 2016	December 31, 2017
Dividend yield	—	—
Expected volatility	80.0%	67.0%	69.0%
Risk-free rate of return	1.22%	1.93%	2.20%
Expected term (years)	5.0	4.3	3.3
Fair Value per share	$25.60	$21.36	$0.09

The activities of the common stock warrants are as follows:

	Number of shares	Weighted average exercise price	Weighted average remaining life
Outstanding and exercisable—December 31, 2016	10,390	$40.00	4.3 years
Warrants exercised	—	—
Outstanding and exercisable—December 31, 2017	10,390	$16.22	3.3 years

On March 28, 2017, the Company sold 5,250,000 shares of its common stock in an underwritten public offering, in which it received net proceeds of approximately $48.8 million. The offering price of $10.00 per share was less than the exercise price of the outstanding warrants. Pursuant to the terms of the warrants issued, the exercise price of those warrants was reduced as a result of the offering.